FORM OF RESTRICTED SHARE AWARD AGREEMENT

                    UNDER THE GABLES RESIDENTIAL TRUST SECOND
            AMENDED AND RESTATED 1994 SHARE OPTION AND INCENTIVE PLAN



Name of Grantee:  [ENTER NAME]
No. of Shares:    [ENTER NO. SHARES]
Purchase Price per Share:  $.01 (i.e., par value)
Grant Date:  February 12, 1998
Final Acceptance Date:  April 13, 1998
                             [60 days after Grant Date]


     Pursuant to the Gables Residential Trust Second Amended and Restated 1994 Share Option and Incentive Plan (as the same may be hereafter amended, the "Plan"), and in accordance with authority granted to the undersigned officer pursuant to a duly adopted resolution of the Committee (as defined in Section 2 of the Plan), Gables Residential Trust (the "Company") hereby grants a Restricted Share Award (an "Award") to the Grantee named above.

     1. ACCEPTANCE OF AWARD. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award prior to the close of business on the Final Acceptance Date specified above by signing and delivering to the Company a copy of this Award Agreement.

     2. ISSUANCE OF SHARES. The Company shall issue the number of Shares set forth above (the "Shares") promptly after payment by the Grantee to the Company in cash or by check or other instrument acceptable to the Committee of the Purchase Price per Share times the number of Shares to be accepted. Upon payment for Shares by the Grantee, (i) certificates evidencing the Shares that vest immediately pursuant to Paragraph 4 shall be issued in the name of the Grantee and delivered to the Grantee, (ii) certificates evidencing the remaining Restricted Shares, as set forth in Paragraph 3 and Paragraph 4, shall be issued in the name of the Grantee but delivered to the Company to hold for the benefit of the Grantee, and (iii) the Grantee's name shall be entered as the shareholder of record on the books of the Company with respect to all of the Shares. Thereupon, the Grantee shall have all the rights of a shareholder with respect to the Shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 3 below.

     3. RESTRICTIONS AND CONDITIONS
     (a) As set forth in Paragraph 4, upon receipt of Shares hereunder, three-fourths of such Shares shall be Restricted Shares that are subject to the restrictions set forth in this Paragraph 3. Such shares shall remain Restricted Shares until such shares vest pursuant to this Paragraph 3 or Paragraph 4. The balance of such Shares are unrestricted and shall be deemed vested on the date of issuance.
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     (b)  As set  forth  in  Paragraph  2,  the  certificates  representing  the
Restricted Shares shall be held by the Company for the benefit of the Grantee, until such time that such shares vest pursuant this Paragraph 3 or Paragraph 4. Upon each such vesting date, the Company shall promptly deliver to the Grantee a certificate representing the number of Shares that vest as of such date. The Company may staple or clip a legend to the effect set forth in Exhibit A hereto to the certificates representing the Restricted Shares while the Company has possession of such certificates.

     (c)  Restricted   Shares   granted  herein  may  not  be  sold,   assigned,
transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

     (d) If, prior to vesting of the Restricted Shares granted herein, the Grantee's employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated, the Company shall have the right to repurchase from the Grantee or the Grantee's legal representative any unvested Restricted Shares held by the Company for the benefit of the Grantee at the time of such termination. Any Restricted Shares so purchased by the Company shall be purchased for their original purchase price set forth above. The Company must exercise such right of repurchase by written notice to the Grantee or the Grantee's legal representative not later than 90 days following such termination of employment. In the event such right of repurchase is not exercised, all such Restricted Shares shall vest.

     4. VESTING OF RESTRICTED SHARES
     (a) Upon issuance of the Shares in accordance with Paragraph 2, [ENTER NUMBER OF SHARES] of such Shares (such amount being equal to one-fourth of the total number of Shares granted herein) shall be immediately vested and unrestricted and the remainder shall be restricted and shall vest in accordance with the following schedule:

                         Fraction of                    Number of
Vesting Date       Restricted Shares Vesting    Restricted Shares Vesting
------------       -------------------------    -------------------------

January 1, 1999        1/4 of Total Shares            [ENTER NUMBER]

January 1, 2000        1/4 of Total Shares            [ENTER NUMBER]

January 1, 2001        1/4 of Total Shares            [ENTER NUMBER]

provided, however, that the Committee may at any time accelerate, waive or, subject to Section 10 of the Plan, amend the vesting schedule specified in this Paragraph 4. Subsequent to any Vesting Date or Dates set forth above, the Shares on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Shares.

     (b) If (i) the Grantee's employment with the Company and its Subsidiaries is involuntarily terminated due to death or Disability (as defined in Section 1 of the Plan) or (ii) there is a Change of Control of the Company (as defined in
Section 12 of the Plan), any restrictions and conditions on Restricted Shares shall be deemed waived by the Committee, and such shares shall automatically become fully vested.
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     5. DIVIDENDS.  Dividends on Restricted  Shares shall be paid immediately to the Grantee.

     6. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     7. TRANSFERABILITY. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

     8. TAX WITHHOLDING. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event.

     9. MISCELLANEOUS
     (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

     (b) This Agreement does not confer upon the Grantee any rights with respect to continuance of employment by the Company or any Subsidiary.

     (c) Pursuant to Section 10 of the Plan, the Committee may at any time amend or cancel any portion of this Award, but no such action may be taken which adversely affects the Grantee's rights under this Agreement without the Grantee's consent.


                                      GABLES RESIDENTIAL TRUST


                                      By: /s/ Marcus E. Bromley
                                          --------------------------------
                                           Name:  Marcus E. Bromley
                                           Title:    Chief Executive Officer

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

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Dated:    [ENTER DATE]                                 [ENTER NAME]
        -------------------------------      ----------------------------------
                                             Grantee's Signature

                                             Grantee's Name and Address:

                                                  [ENTER INFORMATION]
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------


Receipt of Certificates by Grantee


             Shares;        (date);         (initials)
---------           --------        --------

             Shares;        (date);         (initials)
---------           --------        --------

             Shares;        (date);         (initials)
---------           --------        --------

             Shares;        (date);         (initials)
---------           --------        --------

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                                    EXHIBIT A

Legend to be stapled or clipped to certificates representing Restricted Shares while such shares are in the possession of the Company prior to vesting:


     "The Shares represented by the attached certificate are subject to a Restricted Share Award Agreement between the registered holder thereof and the issuer and pursuant thereto are subject to forfeiture and restrictions on transfer. This attachment shall only be removed by a duly authorized officer of the issuer."